Investor Presentation 10/29/2018 Payment Data Systems | paymentdata.com 1

Forward Looking Statements These slides and any accompanying oral presentation contain forward-looking information presently available to the Company’s management. The Company disclaims statements within the meaning of the Private Securities Litigation Reform Act of 1995 any obligation to update these forward-looking statements, except as required by law. The and other Federal securities laws. These forward-looking statements are identified by Company has filed a Registration Statement (including a preliminary prospectus) with the the use of words such as “believe,” “expect,” “prepare,” “anticipate,” “target,” Securities and Exchange Commission (SEC) for the offering for which this presentation “launch,” and “create,” or similar expressions are used, including statements about relates. Before you invest, you should read the preliminary prospectus contained in the commercial operations, technology progress, growth and future financial performance Company’s Registration Statement, any amendments or supplements thereto and other of Payment Data Systems, Inc. and its subsidiaries (the “Company”). Forward-looking documents the Company has filed with the SEC for more complete information about the statements in this presentation are subject to certain risks and uncertainties inherent in Company and this offering. The preliminary prospectus and the Registration Statement the Company’s business that could cause actual results to vary, including such risks that may be accessed through the SEC’s website at www.sec.gov. Alternatively, the Company, the Company’s security applications may be insufficient; the Company’s ability to adapt any underwriter or any dealer participating in the offering will arrange to send you the to rapid technological change; adverse effects on the Company’s relationships with preliminary prospectus and any amendments or supplements thereto if you request it Automated Clearing House, bank sponsors and credit card associations; the Company’s through Maxim Group LLC, 405 Lexington Ave, New York, NY 10174, Attn: Prospectus ability to comply with federal or state regulations; the Company’s exposure to credit Department or by Tel: (800) 724-0761. This presentation contains statistics and other data risks, data breaches, fraud or software failures, and other risks detailed from time to that has been obtained from or compiled from information made available by third parties time in the company’s filings with the Securities and Exchange Commission including its service providers. The Company has not independently verified such statistics or data. The annual report on Form 10-K for the year ended December 31, 2016. One or more of information presented in this presentation is as of December 19, 2017 unless indicated these factors have affected, and in the future could affect, the Company’s businesses otherwise. and financial results and could cause actual results to differ materially from plans and projections. All forward-looking statements made in this release are based on 10/29/2018 Payment Data Systems | paymentdata.com 2

Presenters Vaden Landers, Executive Vice President, Chief Revenue Officer 30+ years of experience in the payments industry. Former Chairman and Managing Partner of Singular Payments, currently serves as Strategic Advisor for MAPP Advisors. Held executive and board positions in multiple companies, including as director for SparkBase, as CEO for ProfitPoint, Inc., as Chief Marketing Officer for iPayment, Inc. (NASDAQ: IPMT), as President of the ISO Business for Global Payments (NYSE: GPN) and as President and CEO for Bancard Consulting Group Houston Frost, PhD Senior Vice President, Corporate and Prepaid Development Prior to joining PDS in December 2014, Mr. Frost served as President, Chief Executive Officer and Director of Akimbo Financial, Inc. since its inception in January 2010, worked on the fixed-income strategy team at JPMorgan Chase & Co., Ph.D. in Chemical and Biological Engineering from Northwestern University 10/29/2018 Payment Data Systems | paymentdata.com 3

Investor Highlights PRICE (10/26/18) $1.64 52 WEEK RANGE $1.35 - $4.10 MARKET CAP $26.24 mm SHARES 16.0 mm OUTSTANDING DEBT $0 CASH $2.7 mm 6/30/18 FISCAL YEAR END December 31 Year Founded 1998 Headquarters San Antonio, TX & office in Franklin, TN Number of Employees 38 Website www.paymentdata.com 10/29/2018 Payment Data Systems | paymentdata.com 4

Company Highlights Record Credit card transaction Leveraged Distribution Model processing volumes for Q2 2018 One-to-many sales approach allows business to scale quickly through the successful execution of its organic growth Recurring Revenues and attractive strategy margins Sustainable competitive advantages in Strong balance sheet and clean capital technology and custom solutions structure with no debt Investing cash flows generated from Proven senor leadership team with high margin ACH business into Prepaid and more than 80 years combined experience in Payment Facilitation growth sectors the payment processing industry Five Consecutive Quarters of sequential growth in our ACH business as of 9/30/18 10/29/2018 Payment Data Systems | paymentdata.com 5

Payment Data Systems We are a leader in the delivery of payment enablement technology. We serve clients in high growth verticals having specific disbursement and electronic bill delivery/payment requirements in industries such as: Healthcare Utilities Property Management Insurance 10/29/2018 Payment Data Systems | paymentdata.com 6

Merchant Acquiring Issuing Card & Prepaid Card Programs & ACH Processing Proprietary Processing Platform 10/29/2018 Payment Data Systems | paymentdata.com 7

Strong sales pipeline which should result in improved revenues for the rest of 2018 Launched Same Day ACH Debits in September 2017 (ideal for urgent bill pay, payroll, etc.) ACH Late in 2017 PDS became only the 2nd Processing processor to be NACHA Certified, the first was TeleCheck Investment Highlights Electronic check transaction volumes during the third quarter of 2018 were up 12% over the second quarter of 2018, representing the fifth consecutive quarter of growth. 10/29/2018 Payment Data Systems | paymentdata.com 8

Evolution of Payment Processing Traditional “Payment Payment Payment Facilitator” Enablement Processing Model Technology Simplifies Primarily a Bank, Introduced Entrance of Software integration process Terminal-Based Back Office Companies into Scale play in retail & solves for Function Distributed Payments Arena through “ISO’s" and eComm “Micro- onboarding of Merchant” Space existing merchants in mass allowing Software Companies to quickly scale and monetize payments 10/29/2018 Payment Data Systems | paymentdata.com 9 10/24/18 Payment Data Systems | paymentdata.com

Leveraged Partner Registration “partnerkey”: “string”, Distribution Model “partnerid”: “string”, Industry Leading Process “email”: “string”, “dba_name”: “string”, to Rapidly Onboard “legal_name”: “string”, “ownership_type”: “string”, Existing and “Next New” “fed_tax_id”: “string”, “business_address_line_1”: Accounts “string”, “business_address_line_2”: Enrollment API “string”, Click to Agree Live mid Batch/Existing Client Base File Processing Transaction “business_city”: “string”, “business_state_province”: “string”, “business_state_zip”: ”: “string”, “business_phone_number”: “string”, Merchant Account Established & Activated in Seconds “website”: “string”, “business_type”: “string”, “business_description”: “string” 10/29/2018 Payment Data Systems | paymentdata.com 10

Revenue Model How We Make Money ACH Credit Card Prepaid Card Processing Processing Issuing We get paid a “Click We get paid a % of Service Fees + Network Fee” per transaction Card Volume Interchange Revenue 10/29/2018 Payment Data Systems | paymentdata.com 11

Sample Revenue Model

Credit Card Acceptance - $100 Sale

Merchant Discount Rate 2.65%

The MDR is the rate charged to a merchant for payment processing services on debit and credit card transactions. The merchant must setup this service and agree to the rate prior to accepting debit and credit cards as payment.

Interchange Fee 2.05%

This is the fee paid to the banks who issue cards to cardholders who purchase goods and services from merchants either on-line or in brick & mortar locations.

Card Brands .13% + $.02

Dues and Assessments are paid directly to the Card Associations for the use of the Card Brand, and the ability to process credit and debit card transactions of the Visa, MasterCard, and Discover payment networks..

vantiv

Processor Fee $.08/txn

In a credit card or debit card transaction, the Processor charges a fee to authorize and settle the funds from the transaction to the merchant or PayFac who ultimately may have responsibility for getting funds to merchants net of costs.

[redacted]

Net Spread .48% or $0.48

After all costs associated with processing a card transaction have been satisfied, Payment Data Systems is left with the net spread, in this example, .48%, or $.48 out of $2.75 charged to the merchant.

10/29/2018 Payment Data Systems | paymentdata.com 12

Built for Scale < Card processing volume > < Card processing volume > Top Line Revenue Growth Contribution Margin 10/29/2018 for every $1MM x 2.65% = $26,500 Payment Data Systems | paymentdata.com= .50% x $1MM = $5,000 13 10/29/2018 Payment Data Systems | paymentdata.com 13

Custom Prepaid Program Management – True Processor Allows companies to launch their own next-generation prepaid card solution Incentive, Promotional and Disbursement Cards Prepaid Card A fully digital way to send cards instantly by email or text, 90% cheaper than plastic cards, first prepaid card integrated with Apple Pay, Services Samsung Pay and Google Wallet. Akimbo: Consumer Card Program Allows consumer to share money instantly with other card holders, manage sub cards compatible with Apple Pay, Samsung Pay and Google Wallet 10/29/2018 Payment Data Systems | paymentdata.com 14

Innovative Digital Platform Deliver cards Card is immediately available Cards can be instantly by text Customer online or with Apple Pay, branded with or email collects card Android Pay & Samsung Pay logos 10/29/2018 Text “akimbopromo” to 313131 15

Refunds & Per Loan Sales There’s a Rebates Diems Disbursements Incentives Prepaid Card for Customer Corporate Insurance Employee Everything! Rewards Expenses Payments Appreciation Sales Contractor Focus Group Referral Promotions Payments Payments Rewards 10/29/2018 Payment Data Systems | paymentdata.com 16

Transactions Processed Per Year $3500 16 $3,300 $3,400 $3000 $2,978 $2,916 14 Transactions $2,830 $2500 12 Volume $2000 10 *Over $2.8 Billion (millions) ($millions) $1500 dollars processed in 8 2017 and over 10.8 $1000 million in 6 transactions $630 processed in 2017. $500 4 $0 1 Reflects YTD results as of 9/30/18 Payment Data Systems | paymentdata.com 2 Annualized 2013 2014 2015 2016 2017 20181 10/29/2018 Payment Data Systems | paymentdata.com 17

Results for 2013-2017 are Actuals 29.12 $25 30 $20 25 $15 20 CAGR Revenue Run Rate $10 15 (Percentage) ($ millions) ($ $5 10 $- 5 1 Reflects YTD results as of 6/30/18 1 2013 2014 2015 2016 2017 2018 Annualized 10/29/2018 Payment Data Systems | paymentdata.com 18

What Analysts are Saying Revenue up 146% ACH Growth PDS is growing rapidly, due largely to the Singular While ACH transactions declined last year as a acquisition last year with revenue up 146% YoY in large customer sold its customer base, ACH is the most recent quarter and 7.5% sequentially, back to growth with 17% YoY transaction suggesting strong organic growth. growth in 2Q. Scalability Future Revenue Growth PDS can now target large industry groups of Forecasted 5% sequential revenue growth in merchants as it embeds its application programming coming quarters leading to 76% (acquisition interface (API) into integrated software vendors driven) revenue growth this year and 22% next (ISVs) whose specialized software manages the year. business of companies such as law firms, medical practices and food trucks. 10/29/2018 Payment Data Systems | paymentdata.com 19

Appendix 10/29/2018 Payment Data Systems | paymentdata.com 20

Account 6/30/18 USD Millions Cash $2.7 Balance Restricted cash & Settlement funds $54.9 Total Assets $66.9 Sheet Short-term/long-term debt - Liabilities $56.1 Highlights Equity $10.8 Total Liabilities & Equity $66.9 ~$41 million in unused tax NOL carry-forward 10/29/2018 Payment Data Systems | paymentdata.com 21

Income Statement Highlights USD Millions Annual 2017 YTD 2018 Revenues $14.6 $12.1 Cost of sales 10.8 9.5 Gross Profit $3.7 $2.6 SG&A 4.3 3.8 Depreciation & Amortization 1.3 .9 Income tax benefit (expense) (0.3) 0 Net Loss $(3.0) $(2.1) Adjusted EBITDA $(0.6) $(0.5) See Non-GAAP Reconciliation in the Appendix 10/29/2018 Payment Data Systems | paymentdata.com 22

Twelve Months Ended Three Months Ended Six Months Ended Non-GAAP Reconciliation December 31, December 31, June 30, June 30, June 30, June 30, 2017 2016 2018 2017 2018 2017 (Values in Millions) Reconciliation from Operating Income (Loss) to Adjusted EBITDA: Operating Income (Loss) $ (2.8) $ (1.4) $ (1.1) $ (0.6) $ (2.1) $ (0.9) Depreciation and amortization $ 1.3 $ 0.9 $ 0.5 $ 0.2 $ 0.9 $ 0.5 EBITDA $ (1.6) $ (0.5) $ (0.6) $ (0.4) $ (1.2) $ (0.4) Non-cash stock-based compensation expense, net $ 1.0 $ 1.1 $ 0.3 $ 0.2 $ 0.7 $ 0.4 Adjusted EBITDA $ (0.6) $ 0.6 $ (0.3) $ (0.2) $ (0.5) $ (0.0) Calculation of Adjusted EBITDA margins: Revenues $ 14.6 $ 12.1 $ 6.3 $ 2.6 $ 12.1 $ 5.4 Adjusted EBITDA $ (0.6) $ 0.6 $ (0.3) $ (0.2) $ (0.5) $ (0.0) Adjusted EBITDA margins -4.2% 4.9% -4.7% -7.1% -4.3% -0.2% 10/29/2018 10/29/2018 Payment Data Systems | paymentdata.com 23

Summary Established provider of ACH Record last quarter $5.6MM – and credit card payment annual revenue run rate of $24 processing in niche verticals million Proprietary issuing and Blue chip customers merchant acquiring platforms Senior management with an Credit card transaction extensive proven track record processing volumes continue for success and experience to be at highest levels in the history of the company Strong balance sheet, clean capital structure, $41 million NOL 10/29/2018 Payment Data Systems | paymentdata.com 24